UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2013

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           As noted below under Item 5.07, the shareholders of Kaman Corporation (the “Company”) approved the 2013 Management Incentive Plan (the “2013 Plan”) at the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) held on April 17, 2013.

The material terms of the Plan are summarized on pages 54 through 59 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 1, 2013 (the “Proxy Statement”), which description is incorporated by reference herein in response to this Item 5.02(e).  This description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which are set forth in Annex A to the Proxy Statement.

Item 5.07               Submission of Matters to a Vote of Security Holders.

The  Annual Meeting  was held on April 17, 2013.  Of the 26,627,552 shares of Company common stock outstanding and entitled to vote at the Annual Meeting, 25,225,754 shares, or approximately 95%, were represented in person or by proxy constituting a quorum.  Set forth below are the final results for each of the proposals voted upon at the Annual Meeting.

1.           Proposal No. 1 - Election of Directors

The Board of Directors has previously authorized ten Directors, divided into three classes.  At the Annual Meeting, four individuals were elected as Class 2 Directors, by the vote set forth below, each to serve for a term of three years or until his or her successor has been elected and qualified.

Nominee	For	Vote Withheld	Broker Non-vote
Neal J. Keating	22,833,404	427,170	1,965,180
Eileen S. Kraus	23,042,576	217,998	1,965,180
Scott E. Kuechle	23,121,819	138,755	1,965,180
Richard J. Swift	22,488,039	772,535	1,965,180

The Class 1 and 3 Directors whose terms continue after the meeting are Brian E. Barents, E. Reeves Callaway III, Karen M. Garrison, A. William Higgins, George E. Minnich and Thomas W. Rabaut.

2.	Proposal No. 2 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, was approved by the following vote:

For	Against	Abstain	Broker Non-vote
19,487,960	137,751	3,634,863	1,965,180

3.	Proposal No. 3 – Approval of the 2013 Management Incentive Plan

The proposal to approve the 2013 Management Incentive Plan was approved by the following vote:

For	Against	Abstain	Broker Non-vote
22,153,967	948,552	158,055	1,965,180

4.           Ratification of Appointment of PricewaterhouseCoopers LLP

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accounting firm for the year ending December 31, 2013, was approved by the following vote:

For	Against	Abstain	Broker Non-vote
24,861,809	280,600	83,345	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and General Counsel

Date: April 17, 2013